UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 6, 2012


                             ADVANCED CELLULAR, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                      000-54222                 42-1771506
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)

            5348 Vegas Dr.
          Las Vegas, Nevada                                        89108
(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 866-824-2112

          Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

RESIGNATION OF DIRECTOR AND OFFICER

Effective December 6, 2012, Advanced Cellular, Inc., a Nevada corporation (the "Company"), received the resignation of Mr. Nir Eliyahu as a member of the Company's Board of Directors and as the Company's President, Secretary and Treasurer.

APPOINTMENT OF DIRECTOR AND OFFICER

Effective December 6, 2012, the Company's Board of Directors appointed Mr. Karlo Guray as a member of the Board of Directors and as President, Secretary and Treasurer of the Company to fill the vacancies resulting from Mr. Eliyahu's resignation as noted above. There is no arrangement or understanding pursuant to which Mr. Guray was appointed as President, Secretary, Treasurer and a member of the Board of Directors. Mr. Guray has no family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K. Mr. Guray is the Company's sole officer and director.

PROFESSIONAL HISTORY OF MR. KARLO GURAY

Mr. Guray is currently the Finance Manager for Mabanta Brothers, Inc., in Manila, Philippines, a position he has held since May 2009. At Mabanta, Mr. Guray is responsible for evaluating finance applications for small businesses and for making recommendations to management for loan applications. Prior to working for Mabanta, Mr. Guray was a Lending and Finance Officer for Chua Financing, in Paranaque, Philippines, from April 1999 to January 2009. At Chua Financing, Mr. Guray was responsible for new loan applications, collection matters and for working with potential small business borrowers. Mr. Guray received a Bachelor's Degree in commerce from UP Diliman, in Manila, Philippines, in 1991.

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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Advanced Cellular, Inc.,
                                            a Nevada Corporation


Dated: December 6, 2012                     /s/ Karlo Guray
                                            ------------------------------------
                                            Karlo Guray
                                            President


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